This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                         EASTERN DISTRICT OF WISCONSIN

FV Steel & Wire Company ("FVSW")                 Case No:  04-22421-SVK
Keystone Consolidated Industries, Inc. ("KCI")             04-22422-SVK
DeSoto Environmental Management, Inc. ("DEMI")             04-22423-SVK
J.L. Prescott Company ("JLP")                              04-22424-SVK
Sherman Wire Company ("SWC")                               04-22425-SVK
Sherman Wire of Caldwell, Inc.("SWCI")                     04-22426-SVK

                            FOR MONTH OF JUNE, 2004.


                              I. FINANCIAL SUMMARY

                        CASH RECEIPTS AND DISBURSEMENTS
                        -------------------------------

                                   FVSW      KCI        DEMI      JLP      SWC      SWCI      Total
                                   ----      ---        ----      ---      ---      ----      -----
A.  CASH ON HAND START OF MONTH      $0  $5,930,120      $0        $0   ($2,392)      $0  $5,927,728
                                  -------------------------------------------------------------------
B.  RECEIPTS                          0  94,489,224       0         0     3,072        0  94,492,296
C.  DISBURSEMENTS                     0  93,241,605       0         0    15,464    4,000  93,261,069
                                  -------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0   1,247,619       0         0   (12,392)  (4,000)  1,231,227
                                  -------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0  $7,177,739      $0        $0  ($14,784) ($4,000) $7,158,955
                                  ===================================================================

Note 1 - KCI Cash On Hand At End of Month includes $7,892,490 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).
Note 2 - KCI Receipts include $24,123,000 of advances on its Revolving Line of Credit (RLC).
Note 3 - KCI Disbursements include $30,443,293 of payments on its RLC.
Note 4 - KCI Receipts and Disbursements include transfers from and to, respectively KCI accounts of $39,887,792.
Note 5 - SWC Receipts and KCI Disbursements include transfers from KCI to SWC of $3,072.

                        CASH DISBURSEMENT RECONCILIATION
                        --------------------------------

                                             FVSW       KCI         DEMI      JLP         SWC        SWCI      Total
                                             ----       ---         ----      ---         ---        ----      -----
Per Schedule of Receipts and Disbursements    0      93,241,605       0        0        15,464       4,000   93,261,069
Less:
    Payments on Revolving Credit Facility           (30,443,293)                                            (30,443,293)
    Transfers to other cash accounts                (39,890,864)                                            (39,890,864)

                                            ----------------------------------------------------------------------------
Net Cash Disbursements                       $0     $22,907,448      $0       $0       $15,464      $4,000  $22,926,912
                                            ============================================================================

                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A   NET SALES                             $0 $30,613,303      $0       $0 $1,595,321       $0 $32,208,624 ($1,681,386) $30,527,238
B.  COST OF SALES                          0  22,666,306       0        0  1,198,619        0  23,864,925  (1,681,386)  22,183,539
                                      ---------------------------------------------------------------------------------------------
C.  GROSS PROFIT                           0   7,946,997       0        0    396,702        0   8,343,699           0    8,343,699
D.  TOTAL OPERATING EXPENSES           3,549   5,296,208       0   60,500    461,403   27,293   5,848,953    (199,007)   5,649,946
                                      ---------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATIONS (3,549)  2,650,789       0  (60,500)   (64,701) (27,293)  2,494,746     199,007    2,693,753
F.  NON-OPERATING, NON-RECURRING
       REVENUE (EXPENSES)              7,994    (820,601) 60,000        0    123,246        0    (629,361)   (199,007)    (828,368)
                                      ---------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)                 $4,445  $1,830,188 $60,000 ($60,500)   $58,545 ($27,293) $1,865,385          $0   $1,865,385
                                      =============================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A.  Related to Business Operations:
    ------------------------------
    Total Revenue (Sales)                    $30,613,303                  $1,595,321          $32,208,624 ($1,681,386) $30,527,238
                                      ---------------------------------------------------------------------------------------------

    Less:  Cost of Goods Sold:
      Beginning Inventory at Cost             43,714,789                   2,275,607           45,990,396               45,990,396
      Add: Purchases                          20,768,347                   1,222,548           21,990,895  (1,681,386)  20,309,509
      Less:  Ending Inventory at Cost         41,816,830                   2,299,536           44,116,366               44,116,366
                                      ---------------------------------------------------------------------------------------------
    Cost of Goods Sold                     0  22,666,306       0         0 1,198,619        0  23,864,925  (1,681,386)  22,183,539
                                      ---------------------------------------------------------------------------------------------

    Gross Profit                           0   7,946,997       0         0   396,702        0   8,343,699           0    8,343,699
                                      ---------------------------------------------------------------------------------------------

    Less:  Operating Expenses:
      Officer Compensation                        40,577                                           40,577                   40,577
      Salaries and Wages
        - Other Employees                      1,099,307                      87,764            1,187,071                1,187,071
      Employee Benefits and Pensions     105   1,581,932                      32,735   17,669   1,632,441                1,632,441
      Payroll Taxes                               93,909                      15,174              109,083                  109,083
      Real Estate Taxes                           12,231                      10,024     (193)     22,062                   22,062
      Federal and State Income Taxes                   0                                                0                        0
      Rent and Lease Expense                      28,823                       2,361               31,184                   31,184
      Interest Expense                           423,416           60,000                         483,416    (188,138)     295,278
      Insurance                                 (314,466)                    121,473             (192,993)                (192,993)
      Automobile Expense                               0                                                0                        0
      Utilities                                  216,290                       7,925      709     224,924                  224,924
      Depreciation and Amortization    3,444   1,136,270                      89,586    5,915   1,235,215                1,235,215
      Repairs and Maintenance                    132,307                       6,245              138,552                  138,552
      Advertising                                 41,287                                           41,287                   41,287
      Supplies, Office Expense
        and Photocopies                          103,659                       4,757              108,416                  108,416
      Bad Debts                                        0                                                0                        0
      Miscellaneous                        0     700,666       0      500     83,359    3,193     787,718     (10,869)     776,849
                                      ---------------------------------------------------------------------------------------------
    Total Operating Expenses           3,549   5,296,208       0   60,500    461,403   27,293   5,848,953    (199,007)   5,649,946
                                      ---------------------------------------------------------------------------------------------

    Net Income (Loss)
      From Operations                 (3,549)  2,650,789       0  (60,500)   (64,701) (27,293)  2,494,746     199,007    2,693,753
                                      ---------------------------------------------------------------------------------------------

B.  Not Related to Business Operations:
    ----------------------------------
    Revenue:
      Interest Income                    994       5,264  60,000             128,138              194,396    (188,138)       6,258
      Net Gain (Loss) on Sale
        of Assets                                                                                       0                        0
      Other                            7,000      45,174       0        0          0        0      52,174     (10,869)      41,305
                                      ---------------------------------------------------------------------------------------------
    Total Non-Operating Revenue        7,994      50,438  60,000        0    128,138        0     246,570    (199,007)      47,563
                                      ---------------------------------------------------------------------------------------------

    Expenses:
      Legal and Professional Fees          0     871,039       0        0      4,892        0     875,931           0      875,931
      Other                                0           0       0        0         0         0           0           0            0
                                      ---------------------------------------------------------------------------------------------
    Total Non-Operating Expenses           0     871,039       0        0      4,892        0     875,931           0      875,931
                                      ---------------------------------------------------------------------------------------------

    Net Income (Loss) For Period      $4,445  $1,830,188 $60,000 ($60,500)   $58,545 ($27,293) $1,865,385          $0   $1,865,385
                                      =============================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.
Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   ASSETS
   ------
Current
-------
 Cash                             $7,177,739                            ($14,784)   ($4,000)   $7,158,955                $7,158,955
 Inventory               53,582   24,796,250                           2,494,725               27,344,557                27,344,557
 Accounts
   Receivable                     28,314,710                             892,563               29,207,273                29,207,273
 Prepaid Expenses                  1,028,511                             177,271     1,264      1,207,046                 1,207,046
 Other - Exhibit E       77,982    3,983,619  14,849,793        0        364,429         0     19,275,823  (15,217,819)   4,058,004
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              131,564   65,300,829  14,849,793        0      3,914,204    (2,736)    84,193,654  (15,217,819)  68,975,835
                     ---------------------------------------------------------------------------------------------------------------

Fixed
-----
 Property and
   Equipment          1,175,330  323,349,737                          21,589,653  2,829,738   348,944,458               348,944,458
 Accumulated
   Depreciation        (714,376)(238,036,911)                        (16,536,153)(2,328,721) (257,616,161)             (257,616,161)
                     ---------------------------------------------------------------------------------------------------------------
   Total Fixed
    Assets              460,954   85,312,826          0         0      5,053,500    501,017    91,328,297            0   91,328,297
                     ---------------------------------------------------------------------------------------------------------------

Other
-----
 Restricted
   Investments                     5,556,917                             401,599                5,958,516                 5,958,516
 Prepaid Pension
   Asset                         131,486,435                                                  131,486,435               131,486,435
 Deferred Financing
   Costs                           1,565,042                                                    1,565,042                 1,565,042
 Goodwill                            751,508                                                      751,508                   751,508
 Other - Exhibit F      115,000   39,628,719           0        0      2,246,871          0    41,990,590  (41,173,674)     816,916
                     ---------------------------------------------------------------------------------------------------------------
   Total Other
    Assets              115,000  178,988,621           0        0      2,648,470          0   181,752,091  (41,173,674) 140,578,417
                     ---------------------------------------------------------------------------------------------------------------
    Total Assets       $707,518 $329,602,276 $14,849,793       $0    $11,616,174   $498,281  $357,274,042 ($56,391,493)$300,882,549
                     ===============================================================================================================

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
   LIABILITIES
   -----------
Current
-------
Pre-Petition
 Accounts Payable                 19,344,646                             993,041     54,503    20,392,190                20,392,190
Post-Petition
 Accounts Payable                  9,013,156                             179,400      4,641     9,197,197                 9,197,197
Pre-Petition
 Accounts Payable-
 Affiliates          (2,649,073)  90,305,621   5,774,107  15,552,291 (89,758,156)(1,459,080)   17,765,710  (14,904,350)   2,861,360
Post-Petition
 Accounts Payable-
 Affiliates            (105,314)     548,340       7,971     241,250     329,658   (155,466)      866,439     (313,469)     552,970
Pre-Petition
 Accrued Expenses-
 Exhibit G                3,183   19,957,329      35,632     (36,000)  6,668,380     64,082    26,692,606            0   26,692,606
Post-Petition
 Accrued Expenses -
 Exhibit H                    0   13,226,463           0           0     267,705        442    13,494,610            0   13,494,610
Pre-Petition Notes
 Payable and Current                                                                                    0                         0
 Maturities of Long
 Term Debt                        28,151,777                              20,290               28,172,067                28,172,067
Post-Petition Notes
 Payable and Current                                                                                    0                         0
 Maturities of Long
 Term Debt                        30,789,549                              (9,364)              30,780,185                30,780,185
Accrued OPEB Cost                 11,441,001                 155,000     297,662               11,893,663                11,893,663
Income Taxes Payable                                                                                    0                         0
Pre-petition accrued
 pref. Stock
 dividends                        11,845,805                                                   11,845,805                11,845,805
Post petition
 accrued pref.
 Stock dividends                   2,455,567                                                    2,455,567                 2,455,567
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Liabilities      (2,751,204) 237,079,254   5,817,710  15,912,541 (81,011,384)(1,490,878)  173,556,039  (15,217,819) 158,338,220
                     ---------------------------------------------------------------------------------------------------------------

Long Term
---------
Pre-Petition
 Long Term Debt                   32,165,761                                                   32,165,761                32,165,761
Post-Petition
 Long Term Debt                                                                                         0                         0
Accrued OPEB Cost        33,000  107,199,359               1,620,194   9,351,836              118,204,389               118,204,389
Accrued Pension Cost               1,638,828                                                    1,638,828                 1,638,828
Pre-Petition
 Accrued Expenses-
 Exhibit I                    0   11,096,137   3,573,908           0           0          0    14,670,045           0    14,670,045
Post-Petition
 Accrued Expenses-
 Exhibit J                    0      780,025      (7,441)          0           0          0       772,584           0       772,584
                     ---------------------------------------------------------------------------------------------------------------
   Total Long Term
    Liabilities          33,000  152,880,110   3,566,467   1,620,194   9,351,836          0   167,451,607           0   167,451,607
                     ---------------------------------------------------------------------------------------------------------------

                                                                                                  Sub        Elimin-
                        FVSW         KCI         DEMI        JLP        SWC          SWCI        Total       ations       Total
                        ----         ---         ----        ---        ---          ----        -----       ------       -----
Preferred Stock                    2,112,000                                                    2,112,000                 2,112,000
---------------      ---------------------------------------------------------------------------------------------------------------

STOCKHOLDERS'
 EQUITY (DEFICIT)
Common Stock             10,000   10,798,251           6   2,246,866   5,619,274      1,000    18,675,397   (7,877,145)  10,798,252
Additional Paid-In
 Capital                          38,769,929                          27,579,007               66,348,936  (27,579,007)  38,769,929
Accumulated Deficit   3,415,722 (112,025,143)  5,465,610 (19,779,601) 83,634,894  1,988,159   (37,300,359) (39,274,975) (76,575,334)
Treasury Stock                       (12,125)                        (33,557,453)             (33,569,578)  33,557,453      (12,125)
                     ---------------------------------------------------------------------------------------------------------------
   Total
    Stockholders'
    Equity (Deficit)  3,425,722  (62,469,088)  5,465,616 (17,532,735) 83,275,722  1,989,159    14,154,396  (41,173,674) (27,019,278)
                     ---------------------------------------------------------------------------------------------------------------

   Total Liabilities
    & Stockholders'
    Equity (Deficit)   $707,518 $329,602,276 $14,849,793          $0 $11,616,174   $498,281  $357,274,042 ($56,391,494)$300,882,549
                     ===============================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                   EXHIBIT E

                              OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Interest Receivable              $2,982                                                          $2,982                   $2,982
Note Receivable                  75,000                                                          75,000                   75,000
Intercompany Receivable                   3,949,728  14,849,793             364,429          19,163,950  (15,217,819)  3,946,131
Short Term Investments                       20,428                                              20,428                   20,428
Receivable From EB Plans                      4,033                                               4,033                    4,033
Stop Loss Receivable                          8,930                                               8,930                    8,930
Security Deposit                                500                                                 500                      500
                             ---------------------------------------------------------------------------------------------------
                                $77,982  $3,983,619 $14,849,793      $0    $364,429     $0  $19,275,823 ($15,217,819) $4,058,004
                             ===================================================================================================

                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Note Receivable                $115,000                                                          $115,000                $115,000
Rail Cars                                    373,866                                              373,866                 373,866
Investment in Sherman Wire
 Corp.                                    38,915,803                                           38,915,803  (38,915,803)         0
Investment in Fox Valley
 Steel & Wire                                 10,000                                               10,000      (10,000)         0
Investment in Sherman Wire
 of Caldwell Inc.                              1,000                                                1,000       (1,000)         0
Investment in J.L. Prescott/
 DEMI                                                                      2,246,871            2,246,871   (2,246,871)         0
Long Term Insurance Receivable               323,250                                              323,250                 323,250
Deposits                                       4,800                                                4,800                   4,800
                                                                                                        0                       0
                             ----------------------------------------------------------------------------------------------------
                               $115,000  $39,628,719          $0       $0 $2,246,871     $0   $41,990,590 ($41,173,674)  $816,916
                             ====================================================================================================

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                     Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP         SWC      SWCI         Total     ations     Total
                                 ----        ---        ----      ---         ---      ----         -----     ------     -----
Income Taxes                    $3,183                $35,632  ($36,000)    ($70,091)              ($67,276)            ($67,276)
Worker Comp Exp                            3,786,307                            (168)             3,786,139            3,786,139
Missar Pension                                     0                          19,935                 19,935               19,935
Unclaimed Property                             6,487                          17,540                 24,027               24,027
Abandoned Real Estate Exp                          0                         658,744                658,744              658,744
Legal and Professional Fees                  311,879                         487,932                799,811              799,811
Self-Insurance Liability                   2,535,714                       5,050,166              7,585,880            7,585,880
Pensions                                           0                          15,704                 15,704               15,704
Salaries/Wages                                77,616                          47,300                124,916              124,916
Holiday Pay/Vacations                      1,009,942                         127,854              1,137,796            1,137,796
FICA - Employer                                    0                           3,257                  3,257                3,257
Federal Unemployment Taxes                         0                           3,397                  3,397                3,397
State Unemployment Taxes                           0                          20,577                 20,577               20,577
Defined Contribution Plan                  1,321,074                          28,615              1,349,689            1,349,689
Medical Insurance                             86,560                          88,737   16,419       191,716              191,716
Utilities                                          0                           5,049     (110)        4,939                4,939
Volume Incentive Plan                              0                          72,000                 72,000               72,000
Property Tax                                       0                          32,865    5,973        38,838               38,838
Sales/Use Tax                                      0                           8,124    1,800         9,924                9,924
Customer Overpayments                              0                          50,843                 50,843               50,843
Other - Plant Shut-Down                            0                                   40,000        40,000               40,000
Goods received not invoiced                        0                                                      0                    0
Unearned Revenue                                   0                                                      0                    0
Sales Rebates/Discounts                    1,206,812                                              1,206,812            1,206,812
Manufacturing Misc                                 0                                                      0                    0
EPA                                        7,937,283                                              7,937,283            7,937,283
Medical Insurance                            951,800                                                951,800              951,800
Accrued State Franchise Tax                  206,742                                                206,742              206,742
Accrued Bank Service Charge                   (9,925)                                                (9,925)              (9,925)
Accrued Interest                             454,639                                                454,639              454,639
Accrued travel                                40,223                                                 40,223               40,223
Accrued taxes - other                         34,176                                                 34,176               34,176
                             -------------------------------------------------------------------------------------------------------
                                $3,183   $19,957,329  $35,632  ($36,000)  $6,668,380  $64,082   $26,692,606     $0   $26,692,606
                             =======================================================================================================

                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations     Total
                                 ----        ---        ----      ---      ---      ----      -----     ------     -----
Abandoned Real Estate Exp                       154                      17,300                17,454                17,454
Pensions                                          0                      31,930                31,930                31,930
Salaries/Wages                              927,848                          26               927,874               927,874
Holiday Pay/Vacations                     2,829,927                      20,135             2,850,062             2,850,062
FICA - Employer                             (80,052)                      3,251               (76,801)              (76,801)
Federal Unemployment Taxes                        0                      (2,553)               (2,553)               (2,553)
State Unemployment Taxes                          0                      (9,409)               (9,409)               (9,409)
Defined Contribution Plan                   693,845                      24,033               717,878               717,878
Medical Insurance                           211,045                      25,658    (2,259)    234,444               234,444
Utilities                                   225,936                      81,812       820     308,568               308,568
Property Tax                                258,921                      46,333     1,881     307,135               307,135
Sales/Use Tax                                 1,059                       2,071                 3,130                 3,130
Legal                                        30,000                       2,100                32,100                32,100
Professional Fees                           159,295                                           159,295               159,295
Goods Received Not Invoiced               1,617,348                                         1,617,348             1,617,348
Worker's Compensation                      (120,346)                                         (120,346)             (120,346)
Unearned Revenue                             35,000                                            35,000                35,000
Sales Rebates/Discounts                     761,798                                           761,798               761,798
Abanondon Property                                0                                                 0                     0
Miscellaneous                             1,514,652                      25,018             1,539,670             1,539,670
Accrued State Franchise Tax                 (88,827)                                          (88,827)              (88,827)
Accrued Bank Service Charge                  11,143                                            11,143                11,143
Accrued Self-Insurance Losses               149,604                                           149,604               149,604
Accrued Interest                            312,129                                           312,129               312,129
Accrued Travel                                    0                                                 0                     0
Accrued Restructuring Costs               3,089,220                                         3,089,220             3,089,220
Accrued Profit Sharing                      594,745                                           594,745               594,745
Accrued Management Fees                      92,019                                            92,019                92,019
                             -------------------------------------------------------------------------------------------------------
                                   $0   $13,226,463       $0       $0  $267,705      $442 $13,494,610        $0 $13,494,610
                             =======================================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations     Total
                                 ----        ---        ----      ---      ---      ----      -----     ------     -----
Environmental                             3,127,000  3,573,908                              6,700,908            6,700,908
Workmans Compensation                     1,846,775                                         1,846,775            1,846,775
Accrued Deferred Interest Exp.              781,715                                           781,715              781,715
L/T Deferred Compensation                    15,660                                            15,660               15,660
Long Term Disability                         32,987                                            32,987               32,987
L/T Deferred Tax Liability                5,292,000                                         5,292,000            5,292,000
                                                                                                    0                    0
                             -----------------------------------------------------------------------------------------------
                                   $0   $11,096,137 $3,573,908     $0      $0        $0   $14,670,045        $0 $14,670,045
                             ===============================================================================================

                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC      SWCI      Total     ations      Total
                                 ----        ---        ----      ---      ---      ----      -----     ------      -----
Workmans Compensation                      $779,413                                          $779,413             $779,413
Long Term Disability                            612                                               612                  612
Environmental                                           (7,441)                                (7,441)              (7,441)
                             -----------------------------------------------------------------------------------------------
                                   $0      $780,025    ($7,441)    $0      $0        $0      $772,584        $0   $772,584
                             ===============================================================================================

                                  Page 9 of 9